REDEEMABLE PREFERRED STOCKS	12 Months Ended
Dec. 31, 2010
Redeemable Preferred Stocks
Preferred Stock [Text Block]
REDEEMABLE PREFERRED STOCKS

Cumulative Perpetual Preferred Stock, Series B
With the April 1, 2009 acquisition of Rohm and Haas, certain trusts established by members of the Haas family (the “Haas Trusts”) and Paulson & Co. Inc. (“Paulson”) purchased from the Company Cumulative Perpetual Preferred Stock, Series B (“preferred series B”) in the amount of 2.5 million shares (Haas Trusts – 1.5 million shares; Paulson – 1.0 million shares) for an aggregate price of $2.5 billion (Haas Trusts – $1.5 billion; Paulson – $1.0 billion). Under the terms of the preferred series B, the holders were entitled to cumulative dividends at a rate of 7 percent per annum in cash and 8 percent per annum either in cash or as an increase in the liquidation preference of the preferred series B, at the Company’s option.

In May 2009, the Company entered into a purchase agreement with the Haas Trusts and Paulson, whereby the Haas Trusts and Paulson agreed to sell to the Company their shares of the preferred series B in consideration for shares of the Company’s common stock and/or notes, at the discretion of the Company. Pursuant to the purchase agreement, the Company issued 83.3 million shares of its common stock to the Haas Trusts and Paulson in consideration for the purchase of 1.2 million shares of preferred series B held by the Haas Trusts and Paulson. In a separate transaction as part of a $6 billion offering of senior notes, the Company issued $1.35 billion aggregate principal amount of 8.55 percent notes due 2019 to the Haas Trusts and Paulson in consideration for the purchase of the remaining 1.3 million shares of preferred series B at par plus accrued dividends. Upon the consummation of these transactions, all shares of preferred series B were retired. For additional information concerning the common stock and debt issuances, see Notes P and X.

Cumulative Convertible Perpetual Preferred Stock, Series C
With the April 1, 2009 acquisition of Rohm and Haas, the Haas Trusts invested $500 million in Cumulative Convertible Perpetual Preferred Stock, Series C (“preferred series C”). Under the terms of the preferred series C, prior to June 8, 2009, the holders were entitled to cumulative dividends at a rate of 7 percent per annum in cash and 8 percent per annum either in cash or as an increase in the liquidation preference of the preferred series C, at the Company’s option. On and after June 8, 2009, the Company would have been required to pay cumulative dividends of 12 percent per annum in cash.

The preferred series C shares would automatically convert to common stock on the date immediately following the ten full trading days commencing on the date on which there was an effective shelf registration statement relating to the common stock underlying the preferred series C, if such registration statement was effective prior to June 8, 2009. On May 26, 2009, the Company entered into an underwriting agreement and filed the corresponding shelf registration statement to effect the conversion of preferred series C into the Company’s common stock in accordance with the terms of the preferred series C. Under the terms of the preferred series C, the shares of preferred series C would convert into shares of the Company’s common stock at a conversion price per share of common stock based upon 95 percent of the average of the common stock volume-weighted average price for the ten trading days preceding the conversion. After ten full trading days and upon the automatic conversion of the preferred series C, the Company issued 31.0 million shares of the Company’s common stock to the Haas Trusts on June 9, 2009, and all shares of preferred series C were retired (see Note X).